Exhibit 99.1

 Tempur Sealy International, Inc.Oppenheimer Consumer ConferenceJune 26, 2013   *

 Forward-Looking Statements  This investor presentation contains "forward-looking statements," within the meaning of federal securities laws, which include information concerning one or more of the objectives, goals, strategies, and other information of Tempur Sealy International, Inc. (the “Company”) that is not historical information. When used in this investor presentation, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding the opportunities and strengths of the combined company, anticipated cost and revenue synergies, and the strategic rationale for the combination with Sealy Corporation (“Sealy”), including expectations regarding product offerings, growth opportunities, value creation, and financial strength. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s new capital structure and increased debt level; the ability to successfully integrate Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in interest rates; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax proceedings; changing commodity costs; the risk that the Company’s final purchase price allocation relating to the Sealy acquisition could be significantly different from the Company’s initial estimated purchase price allocation; and the effect of future legislative or regulatory changes. Additional information concerning these and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including without limitation in the Company’s annual report on Form 10-K and quarterly report on Form 10-Q for the 2013 first quarter, under the headings "Special Note Regarding Forward-Looking Statements" and/or "Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.  Note Regarding Trademarks, Trade Names and Service Marks: Tempur, Tempur-Pedic, TEMPUR-Cloud Collection, TEMPUR-Cloud Select, TEMPUR-Cloud Supreme, TEMPUR-Cloud Supreme Breeze, TEMPUR-Cloud Luxe, TEMPUR-Cloud Allura, TEMPUR-Cloud Luxe Breeze, TEMPUR-Choice Collection, TEMPUR-Choice Supreme, TEMPUR-Choice Luxe, TEMPUR-Weightless Collection, TEMPUR-Weightless Select, TEMPUR-Weightless Supreme, TEMPUR-Contour Collection, TEMPUR-Contour, TEMPUR-Contour Select, TEMPUR-Contour Signature, TEMPUR-Rhapsody, TEMPUR-Rhapsody Breeze, TEMPUR-Allura, GrandBed, TEMPUR-Simplicity Collection, TEMPUR Original Collection, TEMPUR Sensation Collection, TEMPUR-Ergo Advanced System, TEMPUR-Ergo Premier, TEMPUR-Cloud Pillow, TEMPUR-Neck Pillow, TEMPUR-Symphony Pillow, TEMPUR-Comfort Pillow, TEMPUR-Rhapsody Pillow, TEMPUR-Traditional Pillow, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.  *

 *  Best of Both

 Strong, Established Management Team  *        Prior Experience  Prior Experience  Years with  Name  Position  Prior Experience  Consumer Products  Inter'l  Tempur or Sealy  Mark Sarvary  President and CEO  President, Campbell Soup North America            CEO, J. Crew Group  √  √  5         President, Stouffer's Frozen Food Division at Nestle           David Montgomery  EVP and President,   President, Rubbermaid Europe           International  VP, Black & Decker Europe, Middle East, Africa  √  √  10                     Larry Rogers  CEO of Sealy  President and CEO, Sealy Corporation            President, Sealy North America  √  √  33      President, Sealy International        Dale Williams  EVP and CFO  CFO, Honeywell Control Products            CFO, Saga Systems  √  √  10         CFO, GE Information Systems           Tim Yaggi  COO  Group President, Masco Corporation      Joined      EVP, Whirlpool Corporation  √  √  2013        Norelco (Philips)

Strategic Benefits of Combination

- **Comprehensive Portfolio of Iconic Brands**
  - The most iconic and globally recognized brands in the industry
  - Strong brand recognition across North America, South America, Europe, Asia, and Australia
- **Complementary Product Offering**
  - Products for almost every consumer preference and price point
  - Tempur-Pedic's visco-elastic mattresses, adjustable bases and pillows
  - Sealy's innerspring and hybrid mattresses
  - Ability to leverage R&D to develop innovative new products
- **Truly Global Footprint**
  - Tempur-Pedic: Strong presence in North America, Europe, and Asia
  - Sealy: Well represented in U.S., Canada, Mexico, Argentina, and Asia
- **Significant Value Creation**
  - Cost synergy estimate in excess of $40 million by the third year
  - Attractive upside from revenue synergies across organizations
- **Strong Financial Characteristics**
  - Significant cash flow characteristics will enable rapid deleveraging
  - Ability to invest in key growth areas



Common values and culture
A Truly Global Company
Comprehensive Portfolio of Iconic Brands
Complementary Products and Technologies
Strong Financial Characteristics
Significant Shareholder Value Creation

5

TEMPUR + SEALY

 Comprehensive Portfolio of Iconic Brands  Source: 2012 Mattress Industry Consumer Research – U.S. Market  Total Brand Awareness  Future Purchase Interest  20042006200820102012  20042006200820102012  20042006200820102012  20042006200820102012  20042006200820102012  20042006200820102012  20042006200820102012  20042006200820102012  Leading Brand Awareness with Highest Intent to Purchase  *

Range Of Products

Innerspring



Sealy

Sealy Posturepedic



Stearns & Foster



Hybrid



Sealy Posturepedic

Sealy Posturepedic



TEMPUR-Choice



Visco



TEMPUR-Cloud Luxe

Optimum by Sealy Posturepedic



TEMPUR-Rhapsody Breeze



Foundations



Sealy Foundation



TEMPUR-Ergo Premier Adjustable Base

Pillows



TEMPUR-Neck Pillow



TEMPUR-Traditional Pillow

Accessories



The CampusTopper By Tempur-Pedic



TEMPUR Slippers

7

TEMPUR + SEALY

Mattress Segmentation

U.S. Mattress Brand Portfolio by Retail Price Points[1]

Brand	Price	Brand	Price
TEMPUR-HD® COLLECTION; TEMPUR®-Contour COLLECTION	$2,499-$7,999	S&F (Founded 1846)	$1,399-$4,499
NEW! TEMPUR-Choice™ COLLECTION	$3,499-$3,999	OPTIMUM SEALY POSTUREPEDIC	$1,299-$3,799
TEMPUR-Cloud® COLLECTION	$1,999-$4,999	Sealy Posturepedic	$599-$1,799
TEMPUR-Weightless™ COLLECTION	$2,199-$2,699	Sealy	$399-$699
TEMPUR-Simplicity™ COLLECTION	$1,399		

[1] Retail list price point for queen set.

8

TEMPUR + SEALY

 1 Last 12-months ended March 31, 2013 for Tempur-Pedic and March 3, 2013 for Sealy (reflecting simple combination of both companies’ results, without any Regulation S-X Article 11 adjustments). 2 Management estimates.  Highly Complementary Global and Channel Footprint  Last 12-Months Net Sales1  Retail Doors  Broadens presence across price points and technologiesWorld-class innovation capabilitiesHighly complementary geographic footprint  Furniture and bedding retailersDepartment storesWarehouse / club storesCompany-owned flagship storesDirect to consumerHospitality  $2.7  $1.4  $1.4  Global Scale 1  Broad Customer Base 2  14,450  16,700  *  ($ in billions)

 A Truly Global Company  `  Tempur-Pedic and/or Sealy Presence  Source: Company data. Presence includes subsidiaries, joint ventures, third party, and licensee markets.   *

Attractive Upside from Cost Synergies

Cost Synergies

$15 Million Expected in 2013, In Excess of $40 Million Expected By Third Year



Sealy
Sealy
We support the backbone of America.

Warehouse/Distribution

- Improved route efficiency
- Potential to integrate distribution
- Backhaul/returns

Sourcing/Manufacturing

- Raw materials
- Foundations
- Adjustable Bases
- Covers







Corporate Expenses

- Streamline corporate administration
- Professional fees
- Indirect sourcing

Note: Management estimates.

11

TEMPUR+SEALY

 Attractive Upside from Revenue Synergies  Revenue Synergies  Brands / Technology  Channels  Global Markets  New Product Categories  Increased investment and innovation in Sealy and Tempur-Pedic brandsLeverage collective IP and technology  Leverage Sealy’s competency in Club, Department Stores, and HospitalityLeverage Tempur’s capabilities in Direct and eCommerce  Utilize Tempur-Pedic’s and Sealy’s collective strengths in International markets  Leverage brand portfolio to expand into new categories (outside of mattresses)  *

 Financial Overview

 *  Use of Non-GAAP Financial Measures  Tempur Sealy International, Inc. (the “Company”) has presented the following non-GAAP financial measures in this presentation: adjusted EBITDA of each of the Company (which only includes results for the legacy Tempur-Pedic business for the periods prior to March 18, 2013) and Sealy, and adjusted EBITDA of the combined company. The Company and Sealy each define its non-GAAP adjusted EBITDA to exclude the following: (1) interest expense, net; (2) provision for income taxes; and (3) depreciation and amortization expense. The Company and Sealy also exclude certain unusual items and other adjustments permitted in calculating its respective debt covenants in its debt agreements. The reconciliations of these historical non-GAAP measures to each of the Company’s and Sealy’s GAAP financial measures for the periods presented, are set forth on slide 16. The Company believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the acquisition of Sealy. A reconciliation of EBITDA and adjusted EBITDA to the Company’s net income and a reconciliation of total debt to consolidated funded debt are provided in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which is available on the Company’s website and on the SEC’s website. The Company believes that the use of EBITDA, adjusted EBITDA and funded debt also provides investors with useful information with respect to the terms of the Company’s new debt agreements and the Company’s compliance with key financial covenants. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Q1 2013 Summary Results

Commentary

Q1 2013 vs. Q1 2012

- Tempur-Pedic sales decreased in North America (16.0%) and increased 1.8% Internationally
- Introduced *Choice Collection*, as well as the new *Ergo Premier* adjustable base, a *Cloud Luxe Breeze* and the *Cloud Allura* at the January Vegas Bedding Show
  - Rollout of *Ergo Premier* adjustable base started late in 1st quarter, with bulk of floor models shipping during 2nd quarter
  - *Choice Collection* is initially comprised of 2 mattress models, priced at higher end of Company price range; started shipping in 2Q
  - Sealy also introduced its new Sealy *Posturepedic* line, as well as several new *Stearns & Foster* products
- Gross margin contraction was primarily due to product mix and increased promotions and discounts which were partially offset by lower commodity costs and positive geographic mix
- Lower operating income driven by reduced gross margin and deleverage of certain operating expenses related to lower sales

Financials

($ in millions)	03/31/2012 Q1 2012	03/31/2013 Q1 2013	% Δ
TPX North America	$269	$226	*(16.0%)*
TPX International	115	118	*1.8%*
Sealy[1]	--	47	--
Net Sales	**$384**	**$390**	***1.5%***
Gross Profit	206	188	*(8.5%)*
% Margin	*53.6%*	*48.3%*	
Adjusted EBITDA	**$99**	**$77**	***(22.2%)***
% Margin	*25.7%*	*19.7%*	
EBIT	**$86**	**$44**	***(48.5%)***
% Margin	*22.4%*	*11.4%*	
FCF[2]	38	0	
Net Income	**$56**	**$38**[3]	***(32.2%)***

Source: Company filings.
(1) Represents Sealy operations from March 18, 2013 – March 31, 2013. 2012 periods do not include any Sealy results of operations.
(2) Free cash flow defined as operating cash flow minus capital expenditures.
(3) Reflects adjusted Net Income as provided in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

15

TEMPUR+SEALY

*  Adjusted EBITDA Reconciliation  For more information regarding EBTIDA and these adjustments please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (reflecting simple combination of both companies’ results, without any Regulation S-X Article 11 adjustments). 1 Last 12-months ended March 31, 2013 for Tempur-Pedic and March 3, 2013 for Sealy.  LTM Combined Adjusted EBITDA  ($ in millions)